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                                                                    EXHIBIT 4.4

                          RADNOR HOLDINGS CORPORATION
                         NOTICE OF GUARANTEED DELIVERY
                         OF 10% SERIES B SENIOR NOTES
                                   DUE 2003

  As set forth in the Prospectus dated      , 1998 (as the same may be amended
or supplemented from time to time, the "Prospectus") of Radnor Holdings Corporation (the "Issuer") and its subsidiaries under "The Exchange Offer-- Guaranteed Delivery Procedures" and in the Letter of Transmittal for 10% Series B Senior Notes due 2003 (the "Letter of Transmittal"), this form or one substantially equivalent hereto must be used to accept the Exchange Offer (as defined below) of the Issuer if: (i) certificates for the above-referenced Notes (the "Old Notes") are not immediately available, (ii) time will not permit all required documents to reach the Exchange Agent (as defined below) on or prior to the Expiration Date (as defined in the Prospectus) or (iii) the procedures for book-entry transfer cannot be completed on or prior to the Expiration Date. Such form may be delivered by hand or transmitted by telegram, telex, facsimile transmission or letter to the Exchange Agent.

                         TO: FIRST UNION NATIONAL BANK
                            (THE "EXCHANGE AGENT")

                            Facsimile Transmission

                                (704) 590-7628

                           Confirm by telephone to:

                                (704) 590-7408

                   By Mail/Hand Delivery/Overnight Delivery

                          1525 West W.T. Harris Blvd.
                                 Building 3C3
                              Charlotte, NC 28262
                           Attention: Michael Klotz

  Delivery of this instrument to an address other than as set forth above or transmittal of this instrument to a facsimile number other than as set forth above does not constitute a valid delivery.
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Ladies and Gentlemen:

  The undersigned hereby tenders to the Issuer, upon the terms and conditions set forth in the Prospectus and the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which are hereby acknowledged, the principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedures described in the Prospectus and the Letter of Transmittal.

  The undersigned understands and acknowledges that the Exchange Offer will
expire at 5:00 p.m., Philadelphia time, on      , 1998, unless extended by the
Issuer. With respect to the Exchange Offer, "Expiration Date" means such time and date, or if the Exchange Offer is extended, the latest time and date to which the Exchange Offer is so extended by the Issuer.

  All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.



             SIGNATURES                   Principal amount of Old Notes


 ___________________________________      Exchanged: $ ________________________
         SIGNATURE OF OWNER

                                          Certificate Nos. of Old Notes (if
 ___________________________________      available)
  SIGNATURE OF OWNER (IF MORE THAN
                ONE)                      _____________________________________


 Dated: _____________________ , 199_      _____________________________________

 Name(s): __________________________      Total: $ ____________________________

       _____________________________      IF OLD NOTES WILL BE DELIVERED BY
           (PLEASE PRINT)                 BOOK-ENTRY TRANSFER, PROVIDE THE
                                          DEPOSITORY TRUST COMPANY ("DTC")
                                          ACCOUNT NO.:

 Address: __________________________

       _____________________________      Account No.: ________________________

       _____________________________
            (INCLUDE ZIP CODE)

 Area Code and
 Telephone No.: ____________________

 Capacity (full title), if signing
 in a representative capacity:

 ___________________________________

     Taxpayer Identification or
        Social Security No.:

 ___________________________________

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                             GUARANTY OF DELIVERY

                   (NOT TO BE USED FOR SIGNATURE GUARANTEE)

   The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees (a) that the above-named person(s) own(s) the above-described securities tendered hereby within the meaning of Rule 10b-4 under the Securities Exchange Act of 1934, (b) that such tender of the above-described securities complies with Rule 10b-4, and (c) that delivery to the Exchange Agent of certificates tendered hereby, in proper form for transfer, or delivery of such certificates pursuant to the procedure for book-entry transfer, in either case with delivery of a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other required documents, is being made within three New York Stock Exchange trading days after the date of execution of a Notice of Guaranteed Delivery of the above-named person.

 Name of Firm:


 ____________________________________     ____________________________________

                                                 (AUTHORIZED SIGNATURE)

 ____________________________________
 NUMBER AND STREET OR P.O. BOX            Title:


 ____________________________________     ____________________________________
 CITY         STATE          ZIP CODE

                                          Date:
 Tel. No.: __________________________

 Fax No.: ___________________________     ____________________________________
NOTE: DO NOT SEND CERTIFICATES REPRESENTING NOTES WITH THIS NOTICE. NOTES SHOULD BE SENT TO THE EXCHANGE AGENT TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL.

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